UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2015

NATIONAL PENN BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-22537-01	23-2215075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100

Allentown, PA 18101

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers

Effective upon completion of the transaction described in this Current Report on Form 8-K under Item 8.01, Michael E. Martin resigned as a member of the Boards of Directors of National Penn Bancshares, Inc. (“National Penn”) and National Penn Bank (including all Board committees on which he served). Mr. Martin did not resign due to a disagreement with National Penn or National Penn Bank.

Section 8 – Other Events

Item 8.01 Other Events

On March 16, 2015, National Penn, funds affiliated with Warburg Pincus LLC (the “Selling Shareholders”), and J.P. Morgan Securities LLC (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Shareholders agreed to sell 11,565,072 shares of National Penn’s common stock (the “Common Stock”) to the Underwriter. The transaction closed on March 20, 2015.

The sale of the Common Stock by the Selling Shareholders was made pursuant to National Penn’s Registration Statement on Form S-3 (Registration No. 333-181309) (the “Registration Statement”), including a prospectus supplement dated March 17, 2015 to the prospectus contained therein dated May 10, 2012, filed by National Penn with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

Immediately following completion of the offering, the Selling Shareholders no longer own any of National Penn’s outstanding Common Stock.

In connection with the public offering of the Common Stock, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (ii) the opinion of counsel with respect to the validity of the Common Stock being sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated as of March 16, 2015, by and among National Penn Bancshares, Inc., Warburg Pincus Private Equity X, L.P., Warburg Pincus X Partners, L.P. and J.P. Morgan Securities LLC

5.1	Legal Opinion of Reed Smith LLP

23.1	Consent of Reed Smith LLP (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date: March 20, 2015	By:	/s/ Scott V. Fainor
		Name:	Scott V. Fainor
		Title:	President and CEO

Exhibit Index

1.1	Underwriting Agreement, dated as of March 16, 2015, by and among National Penn Bancshares, Inc., Warburg Pincus Private Equity X, L.P., Warburg Pincus X Partners, L.P. and J.P. Morgan Securities LLC

5.1	Legal Opinion of Reed Smith LLP

23.1	Consent of Reed Smith LLP (included as part of Exhibit 5.1)